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                                                                    EXHIBIT 23.2

                         CONSENT OF INDEPENDENT AUDITORS


We consent to incorporation by reference in the registration statement on Form S-8 of Mitcham Industries, Inc. of our report dated March 29, 2001, which report appears in the January 31, 2001 annual report on Form 10-K of Mitcham Industries, Inc.



/s/ HEIN + ASSOCIATES LLP
----------------------------
HEIN + ASSOCIATES LLP
Certified Public Accountants
Houston, Texas
August 8, 2001